EXHIBIT 10.1
                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered effective as of the 21st day of December, 1999 by and between LINKSXPRESS.COM, INC., a Delaware corporation ("Seller") and JVWEB, INC., a Delaware corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller is the holder of 900,000 shares of the issued and outstanding common stock (the "Common Stock") of LINKSXPRESS.CO.UK, INC., a Delaware corporation (the "Company"), which shares represent all of the issued and outstanding shares of Common Stock; and

         WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 350,000 shares of the Common Stock owned by Seller (the "Shares"), for the consideration specified below; and

         WHEREAS, Seller and Purchaser desire to memorialize in writing the terms, provisions and conditions of Seller's sale and Purchaser's purchase of the Shares; and

         NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements, representations and warranties set forth hereinafter, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Seller and Purchaser, and subject to the terms, provisions and conditions hereof, each of Seller and Purchaser hereby agrees as follows:

                                                      ARTICLE I
                                             SALE AND PURCHASE OF STOCK

         1.1 Subject to the terms, provisions and conditions set forth herein, Seller hereby sells and delivers to Purchaser, and Purchaser hereby purchases and receives from Seller, the Shares, in exchange for the purchase price set forth hereinafter. Purchaser hereby acknowledges receipt of one or more stock certificates representing the Shares, duly endorsed or accompanied by duly executed stock transfer form.

         1.2 The purchase price for the Shares shall be 500,000 registered shares of the common stock of Purchaser (the "Purchaser Common Stock") and the payment by Purchaser to Tanye Capital Corp. of 100,000 registered shares of Purchaser Common Stock, representing the payment of the broker fee owed by Seller. Seller hereby acknowledges receipt of stock certificates representing an aggregate of 600,000 registered shares of Purchaser Common Stock, one stock certificate issued in the name of Seller representing 100,000 registered shares of Purchaser Common Stock and bearing no legend, one or more stock certificates representing 400,000 registered shares of Purchaser Common Stock issued in the name of Seller and bearing a restrictive legend regarding the lock-up agreement entered into in connection with the sale and purchase provided for hereby, and one stock certificate issued in the name of Tanye Capital Corp. representing 100,000 registered shares of Purchaser Common Stock and bearing no legend.


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                                        8

                                                     ARTICLE II

                                          REPRESENTATIONS, WARRANTIES AND
                                                AGREEMENTS OF SELLER

         Seller hereby represents and warrants to, and agrees with Purchaser that:

         2.1 Concerning the Shares. All of the Shares are duly and validly authorized and issued and are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any current or former shareholder of the Company. No option, warrant, call, subscription, convertible security, or commitment of any kind exists obligating the Company to issue any additional shares of Common Stock or obligating Seller to sell any of the Shares to a third party. There is not any compensation plan or agreement applicable to any of the officers, directors, or employees of the Company under which compensation accrued or payable is determined, in whole or in part, by reference to shares of Common Stock. There are no agreements or commitments obligating the Company to repurchase or otherwise acquire any of the outstanding shares of Common Stock.

         2.2 Ownership of Stock. All of the Shares are owed by Seller, free and clear of any mortgage, lien, security interest, claim, charge, pledge, encumbrance and any restriction on the transfer thereof of any nature whatsoever. None of the Shares is subject to any voting trust, voting agreement, or other agreement or understanding with respect to the voting thereof, nor is any proxy in existence with respect to any such shares.

         2.3 Capacity to Enter into Agreement. Seller has been duly organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated. Seller has full right, power and capacity to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform its obligations hereunder and thereunder. The execution and delivery by Seller of this Agreement and all other agreements, documents and instruments to be executed by Seller in connection herewith and therewith have been authorized by all necessary corporate action by Seller. When this Agreement and all other agreements, documents and instruments to be executed by Seller in connection herewith are executed by Seller and delivered to Purchaser, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of Seller enforceable against Seller in accordance with their respective terms, and will vest in Purchaser full right, title and interest in and to the Shares, free and clear of any mortgage, lien, security interest, claim, charge, pledge, encumbrance and any restriction on the transfer thereof of any nature whatsoever.

         2.4 Conflicts. The execution, delivery, and consummation of the transactions contemplated by this Agreement will not (a) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Seller is a party or by which Seller is bound or by which any of the assets of Seller is bound or affected, (b) result in the creation of any lien, charge or encumbrance upon any assets of Seller pursuant to the terms of any such contract, (c) violate any judgment against, or binding upon, Seller or upon the assets of Seller or (d) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of Seller.

         2.5 Consents. No consent from, or other approval of, any governmental entity or any other person, which has not been obtained, is necessary in connection with the execution, delivery, or performance of this Agreement by Seller.

         2.6 Litigation. There is no action, suit, proceeding, or claim pending or, to the knowledge of Seller, threatened against Seller by persons not a party to this Agreement wherein an unfavorable decision, ruling, or finding would render unlawful or otherwise adversely affect the consummation of the transactions contemplated by this Agreement.

         2.7 Transactions with Affiliated Parties. Except for a certain license of proprietary information pursuant to a written agreement, there are no transactions currently engaged in between the Company and any party affiliated with the Company (other than transactions inherent in the normal capacities of shareholders, officers, directors, or employees). Except for the ownership of non-controlling interests in securities of corporations the shares of which are publicly traded, no party affiliated with the Company has any investment or ownership interest, directly, indirectly, or beneficially, in any competitor or potential competitor, major supplier, or customer of the Company.

         2.8 Finder's Fees. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller and its counsel directly with Purchaser and its counsel without the intervention of any other person as the result of any act of any of them, and as far as is known to Seller, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or any similar payment.

         2.9 Untrue Statements. This Agreement, the schedules and exhibits hereto, and all other documents and information furnished by Purchaser or its representatives pursuant hereto or in connection herewith do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading or otherwise.

                                                     ARTICLE III
                                            REPRESENTATIONS, WARRANTIES,
                                            AND AGREEMENTS OF PURCHASER

         Purchaser hereby represents, warrants, and agrees to and with Seller, that:

         3.1  Capacity  to  Enter  into  Agreement.   Purchaser  has  been  duly
organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated. Purchaser has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and therewith and perform such its obligations hereunder and thereunder. The execution and delivery by Purchaser of this Agreement and all other agreements, documents and instruments to be executed by Purchaser in connection herewith and therewith have been authorized by all necessary corporate action by Purchaser. When this Agreement and all other agreements, documents and instruments to be executed by a Purchaser in connection herewith and therewith are executed by a Purchaser and delivered to Seller, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their respective terms.

         3.2 Conflicts. The execution, delivery, and consummation of the transactions contemplated by this Agreement will not (a) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Purchaser is a party or by which Purchaser is bound or by which any of the assets of Purchaser is bound or affected, (b) result in the creation of any lien, charge or encumbrance upon any assets of Purchaser pursuant to the terms of any such contract, or (c) violate any judgment against, or binding upon, Purchaser or upon the assets of Purchaser, or (d) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of Purchaser.

         3.3 Consents. No consent from, or other approval of, any governmental entity or any other person, which has not been obtained, is necessary in connection with the execution, delivery, or performance of this Agreement by Purchaser.

         3.4 Litigation. There is no action, suit, proceeding, or claim pending or, to the knowledge of Purchaser, threatened against Purchaser by persons not a party to this Agreement wherein an unfavorable decision, ruling, or finding would render unlawful or otherwise adversely affect the consummation of the transactions contemplated by this Agreement.

         3.5 Finder's Fees. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Purchaser and its counsel directly with Seller and its counsel without the intervention of any other person as the result of any act by Purchaser, and so far as is known to Purchaser, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finders' fee, or any similar payment.

                                                     ARTICLE IV
                                                ADDITIONAL AGREEMENTS

         4.1 Further Assurances. Following the date hereof, Seller shall execute and deliver such other documents, and take such other actions, as may be reasonably requested by Purchaser to complete the transactions contemplated by this Agreement.

         4.2 Publicity. The parties hereto shall jointly prepare any press release or other public announcement relating to this Agreement, except that the foregoing shall not prevent any party hereto or any affiliate thereof from issuing any press release required by applicable law.

         4.3 Agreement Regarding the Company. In order to induce each other to enter into the stock purchase provided for by this Agreement, each party agreed to enter into the Voting, Right of First Refusal and Buy-Sell Agreement attached hereto as Exhibit 4.3.

                                                      ARTICLE V

                                               SURVIVAL AND INDEMNITY

         5.1 Survival of Representations and Warranties. All of the representations and warranties made by the parties hereto in this Agreement or pursuant hereto, shall be continuing and shall survive the closing hereof and the consummation of the transactions contemplated hereby, notwithstanding any investigation at any time made by or on behalf of any party hereto.

         5.2 Indemnification Seller. Seller shall protect, indemnify and hold harmless Purchaser, and its stockholders, directors, officers, employees, agents, affiliates, successors and assigns, from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and reasonable attorneys' fees), arising from any breach of any agreement, representation or warranty made by Seller in this Agreement.

         5.3 Indemnification by Purchaser. Purchaser shall protect, indemnify and hold harmless Seller, and its stockholders, directors, officers, employees, agents, affiliates, successors and assigns, from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by Purchaser in this Agreement.

                                                     ARTICLE VI
                                                    MISCELLANEOUS

         6.1 Notices. Any notices to be given hereunder by any party to the other parties may be effected either by personal delivery in writing or sent by facsimile or by mail, registered or certified, postage prepaid with return receipt requested, addressed to the one or more parties to be notified at the addresses set forth beneath such parties' respective signatures below.

         6.2 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same instrument.

         6.3 Amendments and Waivers. This Agreement may not be modified or amended other than by an agreement in writing signed by all parties affected. Any waiver of the terms, provisions, covenants, representations, warranties, or conditions hereof shall be made only by a written instrument executed and delivered by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or the breach of any other term, provision, covenant, representation, or warranty.

         6.4 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby, and supersede all prior agreements, arrangements, and understandings relating to the subject matter hereof.

         6.5 Successors and Assigns. All of the terms, provisions, covenants, representations, warranties, and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective assigns and successors.

         6.6 Applicable Law. THIS AGREEMENT AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE, AND ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.7 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         6.8 Expenses. Each party shall bear its own legal, accounting and administrative expenses in connection with the investigation, negotiation and consummation of the transactions contemplated hereby.

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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

                                                     "SELLER"

                                                     LINKSXPRESS.COM, INC.



                                                     By:     /s/     Ian
                                                        ----------------
Scott-Moncrieff

                                                                             Ian

Scott-Moncrieff, President

                                                     Address::     #1400-355
Burrard Street,

Vancouver, B.C. V6C-2G8

                                                     Telecopy:
604/681-9615

                                                     "PURCHASER"

                                                     JVWEB, INC.


                                                     By: /s/ Greg J. Micek
                                                        ------------------
                                                              Greg        J.
Micek, President

                                                     Address: 5444
Westheimer, Suite 2080

Houston, Texas 77056

                                                     Telecopy:
713/840-9034